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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 27, 2001


                               CIDCO INCORPORATED
             (Exact name of registrant as specified in its charter)

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
               Delaware                                 0-23296                              13-3500734
    -------------------------------            ------------------------           ---------------------------------
    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            incorporation)

                              220 Cochrane Circle.
                          Morgan Hill, California 95037
               (Address of principal executive offices) (Zip Code)

                                -----------------

       Registrant's telephone number, including area code: (408) 779-1162




          (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS

         On April 26, 2001, Cidco Incorporated (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the possible restatement of results of operations for its discontinued Telco business and the possible understatement of current liabilities.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The following Exhibit is filed with this report:

         99.1     -   Press Release dated April 26, 2001



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CIDCO INCORPORATED

Date:  April 27, 2001                  By: /s/ Richard D. Kent
                                          -----------------------------------
                                          Richard D. Kent
                                          Chief Financial Officer.



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                                  EXHIBIT INDEX

EXHIBIT NO.             DESCRIPTION
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99.1                    Press Release dated April 26, 2001